Exhibit 99.1

1 May 3, 2005 Mike McShane, Chairman, President & CEO Matt Fitzgerald, Sr. Vice President & CFO Credit Suisse First Boston 2005 Offshore Technology Conference Roundtable

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services, all of which are subject to certain risks, uncertainties and assumptions. These risks, uncertainties and assumptions include those included in our Annual Report on Form 10K and quarterly reports on Form 10Q, and include risks and uncertainties relating to declines in domestic and worldwide drilling activity, economic downturns, increases in raw material prices, interruptions in raw material supplies, intellectual property protection, our ability to increase manufacturing capacity, international operations, product liabilities associated with our products, environmental and health and safety laws, domestic trade laws and disputes, future write-offs associated with rationalizations and operational changes, and unexpected write-offs associated with international receivables. In addition, many of the forward- looking statements made in this presentation relate to synergies and benefits we expect to receive from acquisitions and operational rationalizations that we have made. Such benefits are only estimates and are thus subject to our ability to successfully manage and integrate such operations into our existing operations and the accuracy of our assumptions relating to manufacturing efficiencies and market growth. Slide 30, which compares growth rates at various oilfield services companies, is based upon Grant Prideco earnings guidance of $1.20 to $1.25 for 2005. The EPS range reflects this guidance. Forward-Looking Statements

Expansion Strategy Providing Less Cyclical Performance



$300
$250
$200
$150
$100
$50
$0
Quarterly Revenues
ReedHycalog
China
Grant Prideco*
2000
2001
2002
2003
2004
1Q'05
$85
$70
$55
$40
$25
$10
($5)
Quarterly EBITDA**
China and ReedHycalog Acquisitions Improved Trough EBITDA by 242%
ReedHycalog
China
Grant Prideco*

*Represents legacy Grant Prideco excluding Texas Arai and the contributions from China and ReedHycalog.
**EBITDA calculated as operating income from continuing operations, excluding charges, plus DD&A (refer to Attachment A).

3

GRANTPRIDECO

Product Line Review

CHINA JSG Venture (Shuguang) TGP Venture (Jianjin) Friction Welding and Finishing Heavyweight Drill Pipe Expansion Upset green tubes * China Operations includes JSG and TGP. Continuing China Expansion Estimated 2004 Market Size: $80 - $90 Million Recent Vertical Integration Adds Upset-to- Grade JV in China Heavyweight Drill Pipe Expansion Start-Up: March 2005 Grant Prideco BaoSteel NKK-Bohai 18000 6000 6000 Dominant Drill Pipe Market Share

Proven Record for Delivering Value-Added Drill Stem Products * Premium drilling products include any product requiring premium connections and/or sour service grades, landing strings and purpose built drilling products. Source: Grant Prideco. Unique Chemical Compositions & Metallurgy to Withstand Harsh Drilling Environments Proprietary Steels Proprietary Processes Optimized Geometries Patented Connections Hardfacing to Reduce Wear Connections that Offer Higher Torsinal Strength and Faster Make-Up Premium* as a Percentage of DP&S Revenue

Shrinking Drill Pipe Inventories Should Provide Future Benefit Drill Pipe Demand Depleted Customer Inventories Rig Activity Continues to Grow Rig Refurbishments and New Builds Estimated 70 New or Refurbished Land Rigs Scheduled* Estimated 30 New Jack-Ups & Semisubmersibles on Order** Estimated Drill Pipe Market Value of up to $60 million *RBC Estimate **Goldman Sachs Estimate Delivery by Year (New Builds Only) Number of Rigs

Backlog Dollars - Exceeding Prior Peak 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 Drilling Products & Services 213.18 158.4 98.5 73.6 92.8 75.1 56.2 72 81 90 80 141.7 157.4 174.2 210 274.7 Tubular Technology & Services 51.389 50.2 41.5 40.1 47.2 33.3 27.9 35 40 34 40 62.6 62.7 65.7 81.9 135.9 Other 5.57 5.3 4.7 3.1 3.1 2.7 3.1 0 0 0 0 0 0 0 0 0 Total 272 213.9 144.7 116.8 143.1 111.1 87.2 107 121 124 120 204.4 220.1 239.9 291.9 410.7 Increased Drilling Driving Demand 372% increase Other Tubular Technology & Services Drilling Products & Services $270 $213 $107 $121 $124 $120 $204 $117 $143 $111 $87 $145 $220 Backlog ($ in Millions) $240 $292 $411

Backlog Volume Still Below Peak Levels Backlog Dollars Up 52% Drill Pipe Footage Backlog Down 4% March Backlog Prior Peak $270 $411 5.5 5.3 Drill Pipe Footage in Backlog Consol. Backlog ($ in Millions)

Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Total New Product Sales 26.9 27.4 37 46.6 48.7 49.3 54 68.7 Standard Product Sales 26.3 29.3 31.1 34.3 30.5 27.3 25.5 22.9 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Worldwide Rig Count 2135 1996 2253 2308 2444 2203 2401 2531 2135 1996 2253 2308 2444 2203 2401 2531 New Product Sales at ReedHycalog New Product Sales Increase Total Revenues Standard Product Sales New Product Sales* Worldwide Rig Count Revenues ($ in Millions) * New product sales include sales of TReX, RSX, TuffDuty, TuffCutter, TuffDuty Directional, and Titan drill bits. 51% 48% 54% 58% 61% 64% 68% 75%

Continuing Improvement at ReedHycalog * Defined as Operating Income plus DD&A. Revenues Purchased Business Market Growth Market Share PF Acquisitions EBITDA* Purchased Business Improvements PF Acquisitions 55% Increase 84% Increase 2004 $0 $50 $100 $150 $200 $250 $300 $350 $400 ($ in Millions)

Recent Margin Focus Yields Results 2005 Operating Income Target: 25% or Above Operating Margin % Op. Income ($ in thousands)

Tubular Technology & Services Premium Threading Tube-Alloy TCA XL 51.94 40.679 87.041 78.172 TCA (LOD Processing) $87.0 Million (34%) LTM 3/31/05 Revenues of $257.8 Million XL (Marine Connections) $78.2 Million (30%) Tube-Alloy (Accessory Threading) $40.7 Million (16%) Improved Domestic Mill Activity Bolstering TCA Improving Premium Threading Pricing in North America International Growth Potential at XL Business Viper Weld-On Connection Patented Stingray Welding Process Heavily Levered to Gulf of Mexico Premium Threading $51.9 Million (20%)

Tubular Technology & Services * Excludes contributions of Texas Arai, which was divested during 1Q 2004. Quarterly Revenues Operating Margin % Qtrly Revenues ($ in thousands) Gulf of Mexico Rig Count Achieved Peak Margins Despite Low GOM Activity

Key Attributes: Connection can be Shipped and Welded On-Site Composite Thread Protectors Only for Each Thread Size Suitable for Jack-up, Floater and Platform Applications Cost / Benefit: Enables Meaningful Participation in a $300 - $450 Million Market Segment Proprietary Process Expected to Reduce Cost Significantly Viper - Weld On Connection

Financial Overview

Annual Overview * Excluding special items (refer to Attachment A).

2005 Outlook* Key Market Assumptions Drilling Activity Increase: Flat with 1Q 2005 Rig Refurbishments / New-Builds Increase Excess Drill Pipe Inventory is Gone Price Improvement Justifiable and Achievable Grant Prideco Realization of Benefits from 2004 Actions Benefit from Recent Singapore Upgrade Increased Drill Pipe Demand Materializing Price Initiatives Underway and Benefits Being Realized 2005 Anticipated EPS: $1.20 - $1.25* *As of April 27, 2005

Quarterly Overview * Excluding special items (refer to Attachment A).

Comparison of Oilfield Service Firm Earnings Growth HAL BHI SLB SII BJS WFT GRP CAM NOV 2004 Increase Over 2003 0.738 0.629 0.329 0.555 0.463 0.411 1.318 0.607 0.08 HAL BHI SLB BJS** SII WFT GRP CAM NOV 2004 Increase Over 2003* 150% 125% 100% 75% 50% 25% 0 HAL BHI SLB WFT BJS SII GRP NOI CAM 2005 Increase Over 2004 0.59 0.41 0.34 0.43 0.38 0.37 1.352 0.77 0.38 SLB HAL BHI WFT SII BJS** GRP NOV CAM 2005 Increase Over 2004* 150% 125% 100% 75% 50% 0% *Based off First Call earnings consensus estimates and actuals as of April 26, 2005. GRP 2005 range represents the highest and lowest EPS estimate provided by company management. First Call average analyst estimates for 2005 was $1.27, which represents a 149% increase over 2004 EPS (continuing operations) reported in company's 10K filing. **Pro forma for a December 31 period-end. 74% 63% 33% 55% 46% 41% 132% 61% 8% 59% 41% 34% 43% 38% 37% 77% 38% 135% 145% 175% 25%

Debt to Book Capitalization Returns to Pre-Acquisition Levels 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 Total Debt / Cap 0.4 0.383 0.388 0.362 0.344 0.305 0.296 0.457 0.441 0.435 0.422 0.419 0.404 0.398 0.376 0.351 0.338 Net Debt / Cap 0.381 0.357 0.36 0.341 0.303 0.27 0.265 0.429 0.416 0.411 0.406 0.401 0.385 0.361 0.342 0.306 0.272 Total Debt / Book Cap. Net Debt / Book Cap. Pre-ReedHycalog Acquisition Post-ReedHycalog Acquisition Weighted Average Pre-Tax Cost of Debt is 9%

Current Earnings Leverage* * This should not be considered an earnings estimate; refer to Forward-Looking Statements. Cumulative Upside Range Conditions are Favorable for a Strong 2005 $0.53 $0.21 - $0.42 DP&S and ReedHycalog 5% to 10% $0.21 $0.07 - $0.15 Other Divisions Revenue Increase of 5% - 10% 40% Incremental Margins 35% Tax Rate $0.07 $0.12 - $0.36 Revenue Increase of 15% - 45% 40% Incremental Margins 35% Tax Rate $0.12 $0.12 - $0.15 RH Acquisitions Singapore Expansion RH Margin Improvement TT&S Re-Alignment Full Year of DP&S Rationalization $0.12 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 2004 EPS Excluding Charges 2004 Initiatives DP&S Improvement Improved Drilling Activity Pricing Improvements

Attachment A

Attachment A (continued)

Attachment A (continued)

Attachment A (continued)

Attachment A (continued)